AmericaFirst Defensive Growth Fund

Class A:  DGQAX  Class U:  DGQUX  Class I:  DGQIX

AmericaFirst Income Fund

Class A:  AFPAX  Class U:  AFPUX  Class I:  AFPIX

AmericaFirst Monthly Risk-On Risk-Off Fund

Class A:  ABRFX  Class U:  ABRUX  Class I:  ABRWX

AmericaFirst Seasonal Rotation Fund

Class A:  STQAX  Class U:  STQUX  Class I:  STQIX

AmericaFirst Large Cap Share Buyback Fund

Class A: SBQAX  Class U: SBQUX  Class I: SBQIX

June 8, 2020

Supplement to the Prospectus dated November 1, 2019,
and previously supplemented December 6, 2019

The Board of Trustees has concluded that shareholder approval of a proposed new investment advisory agreement between AmericaFirst Quantitative Funds and a new investment adviser will not be forthcoming because of the lack of a quorum for such approval.  Therefore, the Trustees have determined to cancel the special meeting of shareholders scheduled for June 11, 2020.

The Prospectus, Summary Prospectus for each Fund and Statement of Additional Information each dated November 1, 2019, and supplemented December 6, 2019, each provide information that you should know before investing in the Funds and should be retained for future reference.  These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All of these documents are available upon request and without charge by calling toll free 1-877-217-8501.

Please retain this Supplement for future reference.